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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2005

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

        New York                    1-9924                  52-1568099
     ---------------             ------------             --------------
     (State or other             (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
     incorporation)

            399 Park Avenue, New York, New York           10043
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          (Address of principal executive offices)      (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibits:

Exhibit No.    Description
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
1.01           Global Selling Agency Agreement, dated June 1, 2005, among
               Citigroup Funding Inc., Citigroup Inc., Citigroup Global
               Markets Inc., A.G. Edwards & Sons, Inc., Edward D. Jones &
               Co., L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
               Morgan Stanley & Co. Incorporated, UBS Financial Services Inc.
               and Wachovia Capital Markets, LLC, relating to the offer and sale of the Company's Retail Medium-Term Notes, Series C.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2005                       CITIGROUP INC.

                                          By: /s/ CHARLES E. WAINHOUSE
                                              --------------------------
                                              Name: Charles E. Wainhouse
                                              Title: Assistant Treasurer

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